DONALD HENIG, INC.

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                               DONALD HENIG. INC.

                      Table of Contents December 31, 1996

                                                               Page

Independent Auditor's Report                                    1

FINANCIAL STATEMENTS:

        Exhibit
        A       Statement of Financial Position                 2
        B       Statement of Income                             3
        C       Statement of Retained Earnings                  4
        D       Statement of Cash Flows                         5-6
                Notes to Financial Statements                   7-18

                          INDEPENDENT AUDITOR'S REPORT

     To the Board of Directors and Stockholders Donald Henig, Inc.

     We have audited the accompanying statement of financial position of Donald Henig, Inc. (a New York corporation) as of December 31, 1996 and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and sign)ficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Donald Henig, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Weblin, Casuccio & Moses, P.C.

March 28, 1997

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                               DONALD HENIG, INC.

                        Statement of Financial Position

                               December 31, 1996
ASSETS

  Cash                                                      $     164,774
  Mortgage Inventory                                           10,386,660
  Points and Fees Receivable                                      262,614
  Other Current Receivables                                        14,548
  Investments                                                     660,293
  Prepaid Expenses                                                924,898
  Notes Receivable                                                 10,000
  Mortgage Receivable                                           2,300,000
  Property and Equipment (Net of $95,418                          439,870
     Accumulated Depreciation)
  Intangible Assets (Net of $101,737                              547,234
     Accumulated Amortization)
  Other Assets                                                     87,666
                                                               ----------
  TOTAL ASSETS                                              $  15,798,557
                                                            =============
LIABILITIES

  Accounts Payable and Accrued Expenses                     $   1,461,991
  Warehouse Lines of Credit                                    10,240,904
  Borrowers Escrow Funds                                          111,409
  Capital Lease Obligations                                       156,380
  Advances from Parent                                            124,160
  Due to Related Party                                          1,007,859
  Other Liabilities                                                99,340
  Deferred Income                                                 280,809
                                                                  -------
    TOTAL LIABILITIES                                          13,482,852

STOCKHOLDERS' EQUITY

  Preferred Stock - 1,000,000 shares, $.001 par value
    authorized; 110,000 shares outstanding                            110
  Common Stock - 5,000,000 shares, $.001 par value
    authorized; 1,000,000 shares outstanding                        1,000
  Paid in Capital                                               2,298,111
  Retained Earnings                                                16,484
                                                                ---------
    TOTAL STOCKHOLDERS' EQUITY                                  2,315,705
                                                                ---------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  15,798,557
                                                             ============



            See accompanying independent auditor's report and notes.

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                               DONALD HENIG, INC.

                              Statement of Income

                      For the Year Ended December 31, 1996

OPERATING INCOME
  Points, Fees and Premium Income                            $   5,554,241
  Interest Income                                                  440,890
                                                                 ---------
  Total Operating Income                                         5,995,131

OPERATING EXPENSES
  Field and Direct Expenses                                   (  3,375,700)
  Interest Expense                                            (    542,781)
                                                              -------------
  Total Operating Expenses                                    (  3,918,481)
                                                              -------------
GROSS PROFIT                                                     2,076,650

GENERAL AND ADMINISTRATIVE EXPENSES                           (  2,859,276)
                                                              -------------
INCOME (LOSS) FROM OPERATIONS                                 (    782,626)

OTHER INCOME AND (EXPENSES)
  Interest Expense                                            (      3,677)
  Net Gain on Sale of Subsidiaries                                 856,232
                                                              -------------
  Total Other Income and (Expenses)                                852,555
                                                              -------------
INCOME BEFORE PROVISION FOR INCOME TAXES                            69,929

  Income Tax Provision                                        (      8,642)
                                                              -------------
NET INCOME (LOSS)                                            $      61,287
                                                             ==============

            See accompanying independent auditor's report and notes.

                               DONALD HENIG, INC.

                         Statement of Retained Earnings

                      For the Year Ended December 31, 1996



RETAINED EARNINGS - January 1                                $(    44,803)

Net Income (Loss)                                                   61,287
                                                             -------------
RETAINED EARNINGS - December 31                               $     16,484
                                                             =============










            See accompanying independent auditor's report and notes.

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                               DONALD HENIG, INC.

                            Statement of Cash Flows

                      For the Year Ended December 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                          $      61,287
  Adjustments to reconcile net income to net cas provided by operating activities:

       Amortization                                                 98,362
       Depreciation                                                 50,942
       Realized gain on sale of subsidiaries                  (    856,232)

  Change in assets and liabilities:
       Decrease in points and fees receivable                 (    194,385)
       Increase in prepaid expenses                           (    632,207)
       Increase in other assets                               (     82,312)
       Increase in other current receivables                  (     14,548)
       Increase in accounts payable                                898,285
       Increase in other liabilities                               105,340
       Increase in deferred income                                 198,537
                                                              -------------
       Adjustments                                            (    428,218)
                                                              -------------
  Net cash provided (used) by operating activities            (    366,931)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed assets                                    (    190,627)
  Purchase of intangible assets                               (    492,971)
  Mortgages originated (Net)                                  ( 83,698,098)
  Mortgages sold                                                75,800,226
                                                              -------------
  Net cash provided (used) by investing activities            (  8,581,470)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from parent                                             124,160
  Proceeds from warehouse line of credit                        85,179,479
  Repayments of warehouse line of credit                      ( 76,287,784)
  Collection of notes receivable                                    52,331
  Reduction of capital lease obligations                      (     20,755)
                                                              -------------
  Net cash provided (used) by financing activities               9,047,431
                                                              -------------
Net increase (decrease) in cash and equivalents                     99,030

CASH AND CASH EQUIVALENTS - January 1                               65,744
                                                             --------------
CASH AND CASH EQUIVALENTS - December 31                      $     164,774
                                                             ==============

SUPPLEMENTAL DISCLOSURES:

  Interest expense                                           $     520,741
                                                            ===============

  Income taxes                                               $       3,336
                                                            ===============

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

  Equipment acquired through capital lease obligations       $     143,318
                                                             ==============

  Investment donated by parent company                             $500,000
                                                                   ========




            See accompanying independent auditor's report and notes.

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                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996

     The financial statements presented herein are of Donald Henig, Inc., a subsidiary of First Equities Corp. (formerly Cenna Communications, Inc.).

     Donald Henig, Inc. was incorporated under the laws of the State of New York on December 1, 1992. It operates under the D/B/A's "Island Mortgage Network" and "Reliance Mortgage Network". Its principal business activity is that of a licensed mortgage banker. Presently, all mortgages are either table funded or funded through the Company's warehouse lines of credit. Those funded using the warehouse lines of credit are closed subject to a binding purchase agreement with an investor and sold shortly after closing. The Company does not perform any loan servicing activities. The Company received its New York State mortgage banker's license on May 12, 1994. It holds additional licenses in the states of Connecticut, New Jersey, New Mexico, Pennsylvania, Florida, Texas, North Carolina, and Missouri. As of the date of this report, the Company has applied for its mortgage banking licenses in a number of additional states. It is the Company's intention to continue its expansion nationally.

     Reorganization

     Pursuant to an agreement  dated  September 1, 1995,  between  Donald Henig,
Inc., the existing corporate shareholder, and certain investors, a complete change in ownership of the Company was effectuated. In accordance with the agreement, the Company entered into employment contracts with the existing president (Note 13) and exchanged certain corporate receivables for a 5 percent interest in Mortgage Tech Group Ltd. (Note 2).

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                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(CONT'D.)

Reorganization (Cont'd)

     In September of 1996, the Company, its shareholders and First Equities Corp. (formerly Cenna Communications, Inc.) entered into an agreement wherein a reverse acquisition was effectuated. As a result of the transactions the shareholders of the Company received shares of First Equities Corp. on a pro-rata basis, in exchange for their shares in the Company. This transaction did not change control of the Company as the principal shareholders retained in excess of 90% of the outstanding stock of the parent.

     Mergers, Acquisitions, and Disposals Pursuant to an agreement between Donald Henig, Inc., and C.S. Amsterdam Realty, Inc., dated September 1, 1995, Donald Henig Inc. received as a contribution to capital, one hundred percent of the outstanding stock of C.S. Amsterdam Realty, Inc. On January 2, 1996, the Company sold its entire interest in C.S. Amsterdam Realty, Inc. (Notes 8 and
10).

     Pursuant to an agreement between Donald Henig, Inc. and The Best Mortgage Services of America, Inc.(Best), dated December 27, 1995, the Company acquired ninety three percent of the voting rights of Best. The agreement provided for the acquisition of preferred stock in Best, which has a par value of $1,400,000, in exchange for 110,000 shares of Donald Henig, Inc. preferred stock (Note 7). On December 14, 1996, the Company sold its entire interest in Best (Notes 8 and 10 ).

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(CONT'D.)

Mergers, Acquisitions, and Disposals (Cont'd)

     On February 17, 1996, the Company initiated a branch office operation in Syracuse, New York. In conjunction with this office, the Company entered into an asset purchase agreement with Patriot Mortgage Company, L.P. Under this agreement, the Company is obligated to remit as the purchase price, a share of certain income with respect to the acquired mortgage pipeline. These costs have been expensed as incurred.

Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all investments purchased with a maturity of three months or less to be cash equivalents.

Mortgage Inventory

     The Company presents its mortgage inventory at the lower of cost or market. As of the date of this report, substantially all of the December 31, 1996 mortgage inventory has been sold. Mortgage Inventory secures the related warehouse lines of credit (Note 6).

Accounts Receivable

     Management has analyzed accounts receivable at December 31, 1996 and considers all accounts to be currently collectible. Therefore, no provision has been made for uncollectible accounts. As of the date of this report, substantially all of the accounts receivable have been collected.

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                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(CONT'D.)

Deferred Costs

     All direct processing costs associated with mortgages in the Company's pipeline at December 31, 1996 have been deferred. These costs include commissions, processing salaries and related expenses, appraisal fees, credit costs, and other direct expenses.

     Commissions paid under a "draw against commission" arrangement have been deferred when the draw exceeds the commission earned.

Property and Equipment

     Property and equipment contributed to the corporation by the sole shareholder are stated at the appraised fair market values at the date of contribution. Property and equipment purchased by the corporation are stated at cost.

     Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets. Depreciation charged to operations, which includes amortization of capital lease obligations, for the year ended December 31, 1996, was $50,942.

Intangible Assets

     Intangible assets consist of goodwill, acquired from UCMC Consulting Corp., in the amount of $150,000, and a franchise fee paid to Mortgage Tech Group, Ltd., purchased in 1994 for $6,000, and organization costs in the amount of $492,972, incurred in 1996 for the start up of new branches. These items are being amortized over fifteen, five and three years, respectively. The total amortization expense charged to operations during 1996 was $98,362.

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                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(CONT'D.)

Revenue Recognition

     All fees are earned and recognized as revenue when the related mortgages close. Premium income is recognized when the related mortgage closes and a binding purchase agreement is effectuated, or after title is transferred, whichever occurs first.

     Certain  application,   commitment  and  other  fees  associated  with  the
Company's pipeline as of December 31, 1996, collected during loan processing, give rise to the liability account "deferred income".

Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Tax returns (as well as the financial statements) are prepared using the accrual method of accounting.

     The Company's taxable income or losses are to be included in the consolidated federal income tax return of First Equities Corp. (the parent). The Company is filing New York State and other foreign state corporation tax returns on a separate company basis.

Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 2 -          INVESTMENTS

     The Company owns a 5% interest in Mortgage Tech Group, Ltd. This investment was acquired in conjunction with the reorganization of the Company in 1995. The investment is reflected at cost, as no market value information is available.

     The Company owns 100,000 shares of Wireless Mexicano, Inc., a related party (Note 10). The investment was acquired in a stock for stock exchange on December 30, 1996, between the Company's parent, First Equities Corp. and Wireless Mexicano, Inc. Simultaneously, the stock was donated by First Equities Corp. to Donald Henig, Inc., its subsidiary. The Company accounted for this purchase utilizing recent sales of said securities to estimate market value at $500,000. This accounts for the increase in paid in capital.


NOTE 3 - NOTES RECEIVABLE

     On October 16, 1995, the Company sold its Rochester branch for $118,556. The initial terms of the sale provided for a down payment of $31,225 and monthly principal payments of $12,500 for six months, with a final payment of $12,331 the following month.


     Interest was payable on the unpaid balance, monthly, at 8.75% per annum. The loan is personally guaranteed by the shareholder of the corporate buyer. On October 16, 1996, the terms of the sale were amended, to provide for four equal monthly payments of $5,000 each, commencing November 15, 1996. As of December 31, 1996, the outstanding balance was $10,000 and is included herein in other receivables.

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 4 - MORTGAGE RECEIVABLE

     In conjunction with the sale of The Best Mortgage Company of America, Inc., one of the Company's subsidiaries (Note 8), the Company took back a mortgage (on the underlying vacant land) in the amount of $2,300,000. It should be noted that the land is encumbered by certain security interests totaling approximately $735,000 (for a related party liability), which until satisfied, reduces the value of the collateral.

     The terms of the mortgage provide for equal monthly payments of $15,301.96, which includes interest thereon at a rate of 7% per annum, for a term of 5 years, based on a 30 year amortization. The unpaid balance shall be due and payable with the sixtieth monthly payment.

     Aggregate maturities required on the mortgage receivable at December 31, 1996 are as follows:

Year ending:   12/31/97      $   23,364

               12/31/98          25,053

               12/31/99          26,864

               12/31/00          28,806

               12/31/01       2,195,913
                              ----------

                             $2,300,000

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 5 - PROPERTY AND EQUIPMENT


     The major categories of property and equipment at December 31, 1996 are as follows:


Furniture, Fixtures & Equipment                         $ 298,656
Furniture, Fixtures & Equipment
      under Capital leases                                191,339
Leasehold Improvements                                     45,293
                                                         ---------
      Tota                                                535,288
Less: Accumulated Deprecation                             (95,418)
                                                         ---------
Total Property & Equipment                              $ 439,870

Certain items of the assets secure the related financing.


NOTE 6 - WAREHOUSING LINES OF CREDIT

     The Company has four warehouse and security agreements under which certain lines of credit have been established for funding mortgage loans. As of December 31, 1996, the Company had total credit lines of $17,000,000 from the participating lenders. All of the agreements call for interest computed at either prime plus two or LIBOR plus four and collateralize each advance with the related mortgage. As of December 31, 1996, the Company owed $10,240,904 under these agreements.


NOTE 7 - PREFERRED STOCK


     As of December 31, 1996 there were 110,000 shares of preferred stock outstanding. The shares are non-voting, convertible to common stock on a one for one basis, and redeemable at $12.72 per share.

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996

NOTE 8 - SALES OF SUBSIDIARIES

     On January 2, 1996, the Company sold its entire interest in C.S. Amsterdam Realty, Inc. to a related party (Note 10) for $1. The subsidiary was inactive and had no significant assets. The Company incurred a loss of $43,768 from this transaction.

     On December 24, 1996, the Company sold its interest in Best to Beckerville Pines Associates, LLC for $2,300,000. Under the terms of this sale, the Company will hold a mortgage of $2,300,000. The mortgage is more fully explained in Note
4. The Company recorded a profit of $900,000 from this transaction.


NOTE 9 - PROFIT SHARING PLAN

     The Company adopted a 401(k)pension plan covering substantially all employees. While the Company may elect to match employee contributions, it did not do so in 1996.


NOTE 10 -         RELATED PARTY TRANSACTIONS


     During 1996, the Company was involved in the following related party transactions:

     The Company sold C.S. Amsterdam Realty, Inc., one of its subsidiaries (Note
1), to a related party. The related party is a minority shareholder (less than 5% non-voting) of the parent company.

     The collateral underlying a company asset is encumbered by a security interest for a liability of a related party. The related party is a minority shareholder (less than 5% non-voting) of the parent company.

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 10 -         RELATED PARTY TRANSACTIONS (CONT'D)

     The Company was involved in advances to and from the following related entities. In addition, many of these companies were charged for their share of administrative costs, which totaled $218,032.


     1) C.S. Amsterdam Realty, Inc. - Owned by a minority shareholder (less than 5% non-voting) of the parent company.

     2) The Best Mortgage Services of America, Inc. - Was a subsidiary of the Company until December 24, 1996.

     3) UCMC Consulting Corp. - Owned by a majority shareholder of the parent and an employee of the Company.

     4) First Equities Corp. - Parent of the Company.

     5) Edward Capuano - Majority shareholder of the Company.

     6) Wireless Mexicano, Inc. - Owned by a minority shareholder (less than 5% non-voting) of the Company.

     7) Network Title Agency Corporation - 75% owned by a minority shareholder (less than 5% non-voting) of the Company.

     8) The Skulsky Trust - The trustee is an employee of the Company and the trust's beneficiary is a minority shareholder (less than 5% non-voting) of the Company.

     The Company and these related parties agreed to an assignment of their intercompany balances. As of December 31, 1996, the Company owed $1,007,859 to the Skulsky Trust.


NOTE 11 - OPERATING LEASES


     The Company is obligated under a number of operating leases for its main and branch office facilities. The leases expire on various dates through March 31, 2003.

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 11 - OPERATING LEASES (CONT'D)


     The rent obligations (including those under the leases signed in 1997, as described in Note 15, subsequent events) are as follows:


Year ending:   12/31/97         $ 395,324
               12/31/98           277,226
               12/31/99           153,174
               12/31/00           136,589
               12/31/01            57,732
               Thereafter          72,165
                               -----------
                 Total         $1,092,210
                               ===========


NOTE 12 -         CAPITAL LEASE OBLIGATIONS


     The Company leases certain equipment with lease terms through September 2001. Obligations under capital leases have been recorded in the accompanying financial statements at the present value of future minimum lease payments, discounted at interest rates ranging from 8.4% to 18%.


     The future minimum lease payments under capital leases and the net present value of the future minimum lease payments, are due as follows for the years ended December 31:

                  1997                                   $ 57,685
                  1998                                     52,107
                  1999                                     39,084
                  2000                                     20,113
                  2001                                     19,669
                                                          -------
                  Total minimum lease payments            188,658
                  Less: Amounts representing interest      32,278
                                                          -------
                  Present value of net minimum
                  lease payments                         $156,380
                                                          =======

                               DONALD HENIG, INC.

                          Notes to Financial Statements

                                December 31, 1996


NOTE 13 -         OTHER COMMITMENTS AND CONTINGENCIES


     The Company entered into certain contracts with the former president of the Company, as disclosed in the reorganization section of Note 1. The first contract (employment) expired August 31, 1996 and called for annual compensation of $100,000. Thereafter, a two-year consulting agreement commenced which calls for total compensation of $130,000, payable monthly at $5,416.67.


NOTE 14 -         CONCENTRATION OF CREDIT RISK

     The Company maintains cash balances at several financial institutions. The Federal Deposit Insurance Corporation secures balances at each institution up to $100,000. Uninsured balances aggregated $1,382 at December 31, 1996.


NOTE 15 -         SUBSEQUENT EVENTS

     On January 24, 1997, the Company's parent, First Equities Corp., entered into agreement to exchange stock for stock, with Aristocrat Endeavor Fund, Ltd., a publicly traded (Bermuda Stock Exchange) investment fund. Under the terms of the agreement, the companies exchanged 235,294.11 shares of Aristocrat stock for 5,000 shares of First Equity convertible preferred stock. Based on the market value of the Aristocrat stock acquired by the parent, the value of the exchange was $5,000,000. On March 27, 1997, First Equities Corp. donated 94,117.64 shares of Aristocrat stock to the Company. The effect of this transaction increases the Company's net worth by $2,000,000.


     On February 1, 1997, the Company entered into a lease agreements for an office facility in Tampa, Florida. The obligation under this leases is included in the obligations set forth in Note 11.